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                                                                    Exhibit 99.3


                           CONSENT OF DIRECTOR NOMINEE

     I hereby consent to use of my name as a nominee for Director of Five Star Quality Care, Inc., where it appears in this Registration Statement on Form S-1, including the Prospectus constituting a part thereof, and any amendments thereto.



                                          /s/ ARTHUR G. KOUMANTZELIS
                                          -------------------------------------
                                          Arthur G. Koumantzelis
                                          September 18, 2001